EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,

As adopted pursuant to
SECTION 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Audax Credit BDC Inc. (the “Company”) for the period January 29, 2015 (date of inception) through December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael P. McGonigle, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael P. McGonigle
Name:	Michael P. McGonigle
Title:	Chief Executive Officer

Date: March 22, 2016